UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 4, 2010

KORE NUTRITION INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-153243
(Commission File Number)

N/A
(IRS Employer Identification No.)

Suite 200 – 736 Granville Street, Vancouver, British Columbia  Canada  V6Z 1G3
(Address of principal executive offices and Zip Code)

604-685-6472
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On February 13, 2010, our board of directors approved a forward split, payable by way of the declaration of a share dividend on the issued and outstanding shares of common stock of our company, par value $0.001, to be paid by the issuance of 8.2 shares for each issued and outstanding share held by stockholders of record of our company as of February 25, 2010.

On March 4, 2010, FINRA approved the record date and the forward split.

Share certificates are being mailed directly by our company’s transfer agent to our stockholders of record as of February 25, 2010.

Item 8.01	Other Events

On March 4, 2010, FINRA approved a forward split, payable by way of the declaration of a share dividend on the issued and outstanding shares of common stock of our company, par value $0.001, to be paid by the issuance of 8.2 shares for each issued and outstanding share held by stockholders of record of our company as of February 25, 2010.

Share certificates are being mailed directly by our company’s transfer agent to our stockholders of record as of February 25, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORE NUTRITION INCORPORATED

/s/ Deanna Embury
Deanna Embury
President and Director

Date:  March 10, 2010